Exhibit 10.1

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION OR APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY OF ANY JURISDICTION, NOR HAS THE SEC OR ANY SUCH STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY PASSED UPON THE MERITS OF THIS OFFERING, NOR IS IT INTENDED THAT THEY WILL. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”) dated _____, 2025 is entered by and between Marwynn Holdings, Inc., a Nevada corporation (the “Company”), and the persons listed on the signature page(s) of this Agreement (the “Investors”). The Investors and the Company are sometimes herein referred to each as a “Party,” and collectively as the “Parties.”

RECITALS

WHEREAS, the Company desires to issue and sell to the Investors, and the Investors, severally and not jointly, desire to purchase from the Company, up to an aggregate of 3,140,800 shares of common stock, $0.001 par value, of the Company (“Common Share”) for an aggregate of $1,413,690, at $0.45 per share (the “Offering”) ;

WHEREAS, the Company and each Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or to accredited investors by Rule 506 of Regulation D promulgated thereunder, and/or to foreign investors by Regulation S (“Regulation S”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act; and

WHEREAS, the Company has made available to the Investors through the SEC EDGAR system, true and complete copies of the Company’s most recent Form 10-Q for the quarter ended July 31, 2025, the most recent Form 10-K for the year ended April 30, 2025, and all other reports filed by the Company pursuant to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) prior to the date hereof (collectively, the “SEC Documents”).

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. PURCHASE AND SALE OF COMMON SHARES

1.1 Sale and Issuance of the Common Shares. Subject to the terms and conditions set forth in this Agreement, the Company will issue and sell to each Investor, and such Investor will purchase, severally and not jointly with each other Investor, the number of Common Shares set forth on each Investor’s signature page hereto, at a purchase price of US$0.45 per each share (the “Purchase Price”).

1.2. Purchase. Each Investor, severally and not jointly, agrees to purchase, and the Company agrees to sell to each Investor, upon the terms and conditions stated in this Agreement, that aggregate number of Common Shares for the aggregate Purchase Price set forth on such Investor’s signature page to this Agreement.

1.3 Investor Deliverables. Promptly upon execution of this Agreement, the Investor agrees to deliver to Company (a) an executed Agreement, (b) a completed Accredited Investor Questionnaire, and (c) the aggregate Purchase Price set forth on such Investor’s signature page to this Agreement in United States dollars and in immediately available funds, by wire transfer to the Company pursuant to the instructions provided by the Company (collectively, referred to as the “Investor Deliverables”).

1.4 Acceptance or Rejection of Purchase. The Investor understands and agrees that the Company reserves the right, in its sole discretion, to reject this purchase, in whole or in part if (a) the Investor is not an “accredited investor” as confirmed by the Accredited Investor Questionnaire, (b) if, a foreign investor, is a “U.S. Person” (as defined by Regulation S as promulgated under the Securities Act), (c) fails to deliver payment of the aggregate Purchase Price, or (d) fails to deliver completed Investor Deliverables, until there has been notice of acceptance of the Investor’s subscription. In the event of rejection of this purchase, the Investor’s funds (without interest) or, in the event of a partial rejection a check in the amount of the rejected portion, will be promptly issued to the Investor.

1.5 No Escrow or Minimum Investment Amount. No escrow or minimum investment amount will be used for the Offering.

SECTION 2. CLOSING DATE; DELIVERY.

2.1 Closing Date. Subject to the satisfaction or waiver of the conditions set forth in Sections 6 and 7, the Closing of the purchase and sale of the Common Shares shall take place at the offices of the Company at 12 Chrysler Unit C, Irvine, CA 92618, at 4:00 p.m. local time, on _______, 2025, or at such other location, date, and time as may be agreed upon between the Investors and the Company (such closing being called the “Closing” and such date and time being called the “Closing Date”) but in any event not later than December 31, 2025, so long as all of the conditions of Sections 6 and 7 have been satisfied (or otherwise waived in accordance with this Agreement).

2.2  Delivery and Payment. At the Closing, against payment by the purchase price by the Investors, by wire transfer per the Company’s instructions, the Company will deliver, or cause its transfer agent and registrar to deliver, to the Investors through book-entry delivery with appropriate restrictive legends, registered in each Investor’s name, representing the number of Common Shares to be purchased by each Investor at the Closing as specified by such Investor on such Investor’s signature page hereto. The Company shall not be obligated to issue and sell any Common Shares unless and until it receives the entirety of the Purchase Price from the applicable Investor.

2.3 Conditions to Closing of the Company. The obligation of the Company to consummate the Closing shall be subject to the satisfaction (or valid waiver in writing by the Company) of the following conditions that, on or prior to the Closing Date:

(i) all representations and warranties of Investor contained in this Agreement are true and correct in all material respects at and as of the Closing Date (other than representations and warranties that speak as of a specified earlier date, which representations and warranties shall be true and correct in all material respects), and consummation of the Closing shall constitute a reaffirmation by Investor of each of the representations and warranties of Investor contained in this Agreement as of the Closing;

(ii) Investors shall have deposited the Purchase Price in accordance with this Agreement and otherwise performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(iii) Investors shall have provided to the Company with its Accredited Investors Questionnaires; and

(iv) the shareholders of the Company shall have provided the requisite consent to the Offering.

2.4 Conditions to Closing of the Investors. The obligation of Investors to consummate the Closing shall be subject to the satisfaction (or valid waiver in writing by Investor) of the following conditions that, on or prior to the Closing Date:

(i) all representations and warranties of the Company contained in this Agreement are true and correct in all material respects at and as of the Closing Date (other than representations and warranties that speak as of a specified earlier date, which representations and warranties shall be true and correct in all material respects as of such specified date), and consummation of the Closing shall constitute a reaffirmation by the Company of each of the representations and warranties of the Company contained in this Agreement as of the Closing or such earlier date, as applicable;

(ii) the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(iii) all consents, waivers, authorizations, permits or orders of, any notice required to be made to, and any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including any shareholder approval required by the rules and regulations of Nasdaq) or other person in connection with the execution, delivery and performance of this Agreement (including, without limitation, the issuance of the Common Shares) required to be made in connection with the issuance and sale of the Common Shares shall have been obtained or made, except where the failure to so obtain or make would not prevent the Company from consummating the transactions contemplated hereby, including the issuance and sale of the Common Shares; and

(iv) the Company shall have filed with Nasdaq an application for the listing of the Common Shares.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as disclosed in the SEC Documents and as otherwise stated to the contrary herein, the Company hereby represents and warrants to the Investors, as of the date hereof and as of the Closing Date, as follows:

3.1 Organization and Standing; Certificate Of Incorporation and Bylaws. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada. The Company has requisite corporate power and authority to own its assets and to carry on its business as now conducted and proposed to be conducted and is duly qualified as a foreign corporation in each jurisdiction in which such qualification is necessary. Copies of the Articles of Incorporation and Bylaws of the Company have been provided to Investors. Said copies remain true, correct and complete and reflect all amendments as of the Closing.

3.2  Authority. The Company has full power and authority to enter into, execute and deliver this Agreement and each agreement, certificate, document and instrument to be executed and delivered by the Company pursuant to this Agreement and to perform its obligations hereunder. The execution and delivery by the Company of this Agreement and any agreements, certificates, documents and instruments to be executed and delivered by the Company pursuant to this Agreement, and the performance by the Company of its obligations hereunder, have been duly authorized by all requisite actions on its part.

3.3 Valid Agreement. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.4 Due Issuance of the Common Shares. The Common Shares have been duly authorized and, when issued and delivered to and paid for by the Investors pursuant to this Agreement, will be validly issued, fully paid and non-assessable and free and clear of all encumbrances and restrictions (other than those created by the Investor), except for restrictions arising under the Securities Act or created by virtue of this Agreement and upon delivery and entry into the register of members of the Company will transfer to the Investors good and valid title to its Common Shares.

3.5 Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any provision of the organizational documents of the Company or violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental entity or court to which the Company is subject, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of or creation of an encumbrance under, or create in any party the right to accelerate, terminate, modify, or cancel, any agreement, contract, lease, license, instrument, or other arrangement to which the Company is a party or by which the Company is bound or to which any of the Company’s assets are subject. There is no action, suit or proceeding, pending or threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby.

3.6 Consents and Approvals. Neither the execution and delivery by the Company of this Agreement, nor the consummation by the Company of any of the transactions contemplated hereby, nor the performance by the Company of this Agreement in accordance with its terms requires the consent, approval, order or authorization of, or registration with, or the giving of notice to, any governmental or public body or authority or any third party, except such as have been or will have been obtained, made or given on or prior to the Closing Date.

3.7 Delivery of SEC Documents; Business. The Company has made available to the Investors through the SEC’s EDGAR system, true and complete copies of the Company’s SEC Documents. The Company is engaged in all material respects only in the business described in the SEC Documents and the SEC Documents contain a complete and accurate description of the business of the Company in all material respects.

3.8 Capitalization. As of the date of this Agreement, the authorized capital stock of the Company consists of 100,000,000 Common Shares, of which 17,054,004 Common Shares are issued and outstanding immediately prior to the Closing, and 5,000,000 shares of Preferred Stock, $0.001 par value (the “Preferred Stock”), of which  135,000 shares of Preferred Stock have been designated as “Series A Super Voting Preferred Stock”  and are issued and outstanding. As of the date of this Agreement, the Company has granted options under its 2024 Amended and Restated Equity Incentive Plan to its independent directors to purchase up to 93,000 Common Shares. Other than as disclosed herein or separately by the Company, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights), or agreements, orally or in writing, to purchase or acquire from the Company any Common Share, or any securities convertible into or exchangeable for Common Share. Except as disclosed herein or separately by the Company, there are no person other than the Investors pursuant to this Agreement, has any right to purchase any portion of the Common Shares covered by this Agreement. All issued and outstanding Common Shares and shares of Preferred Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and have been offered, issued, sold and delivered by the Company in compliance with applicable federal and state securities laws. The Company holds no Common Shares in its treasury.

3.9 Litigation. Except as set forth in the Company’s SEC Documents, there is no action, suit, proceeding nor investigation pending or, to the Company’s knowledge, currently threatened against the Company that (i) if adversely determined would reasonably be expected to have a material adverse effect or (ii) would be required to be disclosed in the Company’s SEC Documents. The foregoing includes, without limitation, any action, suit, proceeding or investigation, pending or threatened, that questions the validity of this Agreement or the right of the Company to enter into this Agreement and perform its obligations hereunder. The Company is not subject to any injunction, judgment, decree or order of any court, regulatory body, arbitral panel, administrative agency or other government body.

3.10 Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940 and will not be deemed an “investment company” as a result of the transactions contemplated by this Agreement.

3.11 No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Common Shares.

3.12 No Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by the Company.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.

The Investors, severally and not jointly, hereby represent and warrant to the Company, as of the date hereof and as of the Closing Date, as follows:

4.1 Business and Financial Experience. Each Investor is an accredited investor within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters that each Investor is capable of evaluating the merits and risks of the Investor’s purchase of the Common Shares as contemplated by this Agreement. Each Investor’s financial situation is such that such Investor can afford to bear the economic risk of holding the Common Shares for an indefinite period of time and suffer complete loss of such Investor’s investment.

4.2 Purchase for Own Account. Each Investor (a) is purchasing the Common Shares for its own account (not as a nominee or agent) for investment purposes only and not with an intent or view to, or for, resale, distribution, or fractionalization thereof, in whole or in part, (b) has no present arrangement or intention to sell or distribute the Common Shares, or to grant participation in the Common Shares, and (c) does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to such person, or to any third person, with respect to any of the Common Shares.

4.3 No Advertisement or General Solicitation. Each Investor is not purchasing the Common Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Investor in connection with investments in securities generally. In connection with the offer and sale of Common Shares to the Investor, neither the Company nor the Investor has engaged in any “directed selling efforts” (as defined in Regulation S under the Securities Act).

4.4 Not an Underwriter. Each Investor is not an underwriter or dealer in the Common Shares and the Investor is not participating, pursuant to a contractual agreement, in a distribution of the Common Shares.

4.5 Investor Status. At the time such Investor was offered the Common Shares, it was, and as of the date hereof it is,: (i) an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Investor either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Common Shares, and has so evaluated the merits and risks of such investment. Such Investor is able to bear the economic risk of an investment in the Common Shares and, at the present time, is able to afford a complete loss of such investment.

4.5 Non-U.S. Person. Unless otherwise indicated in the Investor’s signature block, each Investor is not a “U.S. Person” as defined by Regulation S and is not acquiring the Common Shares for the account or benefit of a U.S. Person. Each Investor acknowledges that the Investor was not in the United States at the time the offer to purchase the Common Shares was received from the Company and that all substantive negotiations and communications between the Investors and the Company have occurred outside the United States. Each Investor agrees not to engage in hedging transactions with regard to the Common Shares unless in compliance with the Securities Act.

4.6 Foreign Investor. Unless otherwise indicated in the Investor’s signature block, each Investor is not a “U.S. Person” (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), and such Investor hereby represents that the Investor has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any offer and sale of the Common Shares or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Common Shares, (b) any foreign exchange restrictions applicable to such purchase, (c) any governmental or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Common Shares. Such Investor’s purchase and payment for, its beneficial ownership of the Common Shares, will not violate any applicable securities or other laws of the Investor’s jurisdiction.

4.7 Investment Intent; Blue Sky. Each Investor is acquiring the Common Shares for investment for such Investor’s own account, not as a nominee or agent, and not with a view to or for resale in connection with any distribution thereof. Each Investor understands that the issuance of the Common Shares has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the Investor’s true and correct state of domicile, upon which the Company may rely for the purpose of complying with applicable Blue Sky laws.

4.8 Transfer Restrictions. If the Investor is a non-U.S. Person, such Investor or any person acting on the such Investor’s behalf has not engaged, or will not engage, in any “directed selling efforts” (as defined under Regulation S) to U.S. Persons or in the U.S. with respect to the Common Shares and the Investor and any person acting on the Investor’s behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act. Each Non-U.S. Person Investor will not, during the period commencing on the date of issuance of the Common Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Common Shares in the U.S., or to a U.S. Person for the account or benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S. The Non-U.S. Person Investor has not in the U.S., engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Common Shares, including without limitation, any put, call or other option transaction, option writing or equity swap. The Non-U.S. Person Investor will, after expiration of the Restricted Period in compliance with Regulation S, offer, sell, pledge or otherwise transfer the Common Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and federal securities laws, and agrees not to engage in hedging transactions with regard to such Common Shares unless in compliance with the Securities Act.

4.9 Transfer Restrictions; Legends. Each Investor understands that the Common Shares the Investor is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Investor is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(i) Restrictive Legend. Each Investor covenants not to dispose of any of the Common Shares other than in conjunction with an effective registration statement under the Securities Act or pursuant to another exemption from registration and in compliance with the applicable federal and states securities laws. Each Investor acknowledges and agrees that each certificate representing the Common Shares shall be endorsed with a Rule 144 legend or the following legends, as well as any other legend required to be placed thereon by applicable federal or state securities laws.

For U.S. Persons:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

For Non-U.S. Person:

“THE SHARES ARE BEING OFFERED TO PURCHASERS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, THE “ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS SECURITY MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED: (A) IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (2) AN EXEMPTION OR QUALIFICATION UNDER THE ACT AND OTHER APPLICABLE SECURITIES LAWS OR (3) DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED; AND (B) WITHIN THE UNITED STATES OR TO ANY U.S. PERSON, AS EACH OF THOSE TERMS IS DEFINED IN REGULATION S UNDER THE ACT, DURING THE 40 DAYS FOLLOWING CLOSING OF THE PURCHASE. ANY ATTEMPT TO TRANSFER, SELL, PLEDGE OR HYPOTHECATE THIS SECURITY IN VIOLATION OF THESE RESTRICTIONS SHALL BE VOID.”

Each Investor consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Common Shares.

4.10 Offshore Transaction. Each Non-U.S. Person Investor has been advised and acknowledges that in issuing Common Shares to the Investor pursuant hereto, the Company is relying upon the exemption from registration provided by Regulation S and/or Section 4(a)(2) promulgated under the Securities Act. Each Non-U.S. Person Investor is acquiring its Common Shares in an offshore transaction in reliance upon the exemption from registration provided by Regulation S and/or Section 4(a)(2) promulgated under the Securities Act.

4.11 Access To Company Information. Each Investor has had an opportunity to review and discuss the Company’s business, management, and financial affairs with the Company’s management. Each Investor understands that such discussions, as well as any written information issued by the Company, were intended to describe the material aspects of the Company’s business. Each Investor has also had an opportunity to review all materials provided to them by the Company in connection with this Agreement and to ask questions of the officers of the Company.

4.12 Independent Review. Each Investor in making the decision to purchase the Common Shares subscribed for: (a) has received, read and is familiar with this Agreement; (b) has, prior to any sale, been given access and the opportunity to ask any and all questions it had, and to receive answers from the Company or any person acting on its behalf concerning the Company, its business plan, management and current financial condition, and/or the terms and conditions of the offer and sale of the Common Shares, and the Investor has received complete and satisfactory answers to any such inquiries; (c) has relied solely upon the information contained within this Agreement or upon information obtained in its own investigation; (d) understands that the attorneys, accountants or other professionals who have been employed to perform services on the Company’s behalf have NOT been employed to represent the interests of the Investor, and represents that it has consulted with and is relying on its own counsel or advisors for independent legal, accounting, financial and tax advice concerning this investment in the Company, including but not limited to advice as to the legality of any resale of the Common Shares, tax or other consequences of such investment in the Company, and the suitability of the investment for the Investor; (e) acknowledges that the books and records of the Company have been available for inspection upon reasonable notice and during reasonable business hours at the Company’s principal place of business and that the appropriate officers of the Company have been available to answer any questions concerning this investment; and (f) acknowledges that the purchase of the Common Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Common Shares, including the total loss of its investment.

4.13 Authorization. All action on the part of each Investor necessary for the authorization, execution, delivery, and performance of this Agreement by the Investor, the purchase of and payment for the Common Shares and the performance of all of such Investor’s obligations under this Agreement has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered by each Investor, shall constitute the valid and binding obligation of each Investor, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, and the relief of debtors and rules of law governing specific performance, injunctive relief, or other equitable remedies. The execution of this Agreement and consummation by Investors of the transactions on their part contemplated herein will not breach or violate any order or judgment of any court or governmental agency or any contract or agreement to which any of the Investors is a party or may be bound.

4.14 Brokers or Finders. The Company has not and will not incur, directly or indirectly, as a result of any action taken by any Investor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or the transactions contemplated hereby.

4.15 No Violations, Etc. None of the Investors has had a criminal conviction; been the subject of any regulatory enforcement action or any civil order or judgment involving financial fraud or wrongdoing; or been denied or had revoked any license or permit involving securities or any financial business.

SECTION 5. INDEMNIFICATION.

Each Investor, severally and not jointly, agrees to indemnify and hold the Company and any person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act, and the Company’s officers, managers, members, directors, agents, attorneys, and affiliates harmless from and against all damages, losses, costs and expenses, including reasonable attorneys’ fees and expenses reasonably incurred in the investigation or preparation in defense of any litigation commenced or threatened or any claim whatsoever, which they may incur by reason of the failure by such Investor to comply with the terms and conditions of this Agreement, or by reason of any misrepresentation or breach of any warranty or covenant made by such Investor herein, or in any document provided by such Investor to the Company in connection with the Investor’s investment in the Company. Each Investor further agrees that the provisions of this Section will survive (a) the sale, transfer or any attempted sale or transfer of all or a portion of the Common Shares and (b) the death of the Investor.

SECTION 6. ADDITIONAL COVENANTS.

6.1 Material Non-Public Information. Each Investor acknowledges that the Investor has entered into a Non-Disclosure and Confidentiality Agreement with the Company. Each Investor is aware of and will comply with the securities laws of the United States that prohibit any Investor who has received from the Company or any of the directors, officers, employees, representatives, agents or advisers of the Company material, non-public information relating to the Company from trading (buying or selling) creating, transferring or otherwise disposing of or relinquishing any interest (including by the creation of an option) in any Common Shares or other securities of the Company until such material, non-public information has been publicly disclosed.

6.2 Transfer Restrictions. Each Investor covenants that the Common Shares will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws.

6.3 Form D; Blue Sky Filings. If required, the Company agrees to timely file a Form D with respect to the Common Shares as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Common Shares for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

6.4 Piggyback Registration. The Common Shares purchased hereunder (the “Registrable Securities”) shall have piggyback registration rights. The Company shall notify all Investors who hold Registrable Securities in writing at least twenty (20) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any employee benefit plan or a corporate reorganization or other transaction covered by Rule 145 promulgated under the Securities Act, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), and will afford each such Investor an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Investor.

(a) Participation. Each Investor desiring to include in any such registration statement all or any part of the Registrable Securities held by such Investor shall, within ten (10) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Investor wishes to include in such registration statement. If a Investor decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Investor shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b) Underwriting. If a registration statement under which the Company gives notice under this Section 6.4 is for an underwritten offering, then the Company shall so advise the Investors of Registrable Securities. In such event, the right of any such Investor’s Registrable Securities to be included in a registration pursuant to this Section 6.4 shall be conditioned upon such Investor’s participation in such underwriting and the inclusion of such Investor’s Registrable Securities in the underwriting to the extent provided herein. All Investors proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, and then second to Investors requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the number of Registrable Securities each such Investor has requested to be included in the registration. If any Investor disapproves of the terms of any such underwriting, such Investor may elect to withdraw therefrom by written notice, given in accordance with Section 7.3 hereof, to the Company and the underwriter, delivered at least twenty (20) days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Investor that is a partnership, corporation or limited liability company, the partners, retired partners, stockholders and members of such Investor, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons (“Affiliates”) shall be deemed to be a single “Investor” and any pro rata reduction with respect to such “Purchase” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Investor” as defined in this sentence.

(c) Cutbacks. Notwithstanding anything to the contrary in this Section 6.4, if the Company is required by the SEC to cutback the number of securities being registered in the registration statement pursuant to Rule 415 under the Securities Act, then the Company shall reduce the Registrable Securities pro rata. Notwithstanding anything to the contrary contained in this Section 6.4, if the Company receives comments from the SEC with respect to the registration statement, and following discussions with and responses to the SEC in which the Company uses its commercially reasonable efforts to cause as many Registrable Securities for as many Investors as possible to be included in the registration statement filed pursuant to Section 6 without characterizing any Investor as an underwriter, the Company is unable to cause the inclusion of all Registrable Securities in such registration statement, then the Company may, following not less than one business day prior written notice to the Investors, (i) remove from the registration statement Registrable Securities (the “Cut Back Shares”) in accordance with the terms of this Section 6.4 and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities, in each case as the SEC may require in order for the SEC to allow such registration statement to become effective (collectively, the “SEC Restrictions”). Unless the SEC Restrictions otherwise require, any cutback imposed pursuant to this Section 6.4 shall be allocated among the Registrable Securities of the Investors on a pro rata basis.

(d) Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 6.4 that the selling Investors shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities (“Selling Stockholder Information”) as shall be required to timely effect the registration of their Registrable Securities. The Company shall not be required to include the Registrable Securities of an Investor in a registration statement if such Investor who fails to furnish to the Company the Selling Stockholder Information at least five (5) business days prior to the filing of the registration statement.

(e) Delay of Registration. No Investor shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 6.4.

(f) Termination of the Company’s Obligations. The Company shall have no obligations pursuant to Section 6.4 with respect to any Registrable Securities proposed to be sold by an Investor in a registration pursuant to Section 6.4 if, in the opinion of counsel to the Company, all such Registrable Securities proposed to be sold by an Investor may be sold without registration under Rule 144.

(g) Expenses. All fees and expenses incident to the performance of or compliance with the registration pursuant to this Section 6.4 shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a registration statement filed pursuant to this Section 6.4. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the SEC, (B) with respect to filings required to be made with any trading market on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) with respect to any filing that may be required to be made by any broker through which a holder of Registrable Securities intends to make sales of Registrable Securities with the FINRA, (ii) printing expenses, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of all other persons or entities retained by the Company in connection with the consummation of the transactions contemplated by this Section 6.4 and (vii) reasonable fees and disbursements of a single special counsel for the holders of Registrable Securities (selected by holders of the majority of the Registrable Securities requesting such registration). . In no event shall the Company be responsible for any broker or similar commissions of any holder of Registrable Securities.

SECTION 7. MISCELLANEOUS.

7.1 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California without giving effect to conflict of law provisions.

7.2 Entire Agreement; Amendment. This Agreement, and any other documents delivered pursuant hereto, including exhibits or schedules hereto, constitute the full and entire understanding and agreement among the parties with regard to the subject hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Investors holding a majority of the Common Shares.

7.3 Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by electronic mail, facsimile transmission, by hand or by messenger or overnight express, addressed:

(a)	if to any Investors, to be delivered to the address set forth on their signature page.

(b)	if to the Company, to:	Marwynn Holdings, Inc.
12 Chrysler Unit C
Irvine, CA 92618
Attention: President

With a copy to (with shall	Lewis Brisbois Bisgaard & Smith LLP
not constitute notice):	45 Fremont St Suite 3000
San Francisco, CA 94105
Attn: John P. Yung
Email: john.yung@lewisbrisbois.com

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when received if delivered personally, if sent by electronic mail or facsimile, the first business day after the date of confirmation that the electronic mail or facsimile, as applicable, has been successfully transmitted to the email address or facsimile number, as applicable, for the party notified, or, if sent by mail, at the earlier of its receipt and seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

7.4 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default of another party under this Agreement, shall impair any such right, power, or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall nay waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

7.5 Expenses. Each party will pay all of their expenses, including without limitation, counsel or other professional fees and disbursements but excluding any brokerage or finders’ fees or agents’ commissions or any similar charges, reasonably incurred in connection with the negotiation and preparation of this Agreement and the transactions contemplated herein.

7.6 Counterparts and Translation. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument.

7.7 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, which shall be replaced with an enforceable provision closest in intent and economic effect as the severed provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

7.8 Title and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.9 Knowledge Convention. For all purposes of this Agreement, the term “knowledge” means, with respect to an individual, that such individual is actually aware of a particular fact or other matter, with no obligation to conduct any inquiry or other investigation to determine the accuracy of such fact or other matter. A person other than an individual shall be deemed to have knowledge of a particular fact or other matter if the officers, directors or other management personnel of such person had knowledge of such fact or other matter.

7.10 Survival of Warranties. The representations and warranties of the Company and the Investors contained in or made pursuant to this Agreement shall survive execution and delivery of this Agreement and the Closing for a period of two (2) years and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

7.11 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, as the case may be.

7.12 Further Assurances. Each party hereto agrees to do all acts and things, and to make, execute and deliver such written instruments, as shall from time to time be reasonably required to carry out the terms and provisions of this Agreement.

[Signatures on Following Page]

IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the day and year first above written.

INVESTOR SIGNATURE PAGE

Date: ___________, 2025	Name of Investor:

[Entity Name (if any)]

By:
Name:
Title:

Address: :______________________
Country/State of Principal Residence: __________
State of Incorporation/Organization: ___________
Telephone No.:______________________
Facsimile No.: :______________________
Email Address::______________________
☐ U.S. Person (Check if applicable)________
EIN Number (if Entity): _______________

Number of Common Shares: __________________

Aggregate Purchase Price: $ __________________

Delivery Instructions (if different than above):

c/o: __________________________________

Address: ______________________________

Telephone No.: _________________________

Facsimile No.: __________________________

Other Special Instructions: ________________

COMPANY SIGNATURE PAGE

The Company:

Marwynn Holdings, Inc.

By:
Yin Yan, President